UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01          Entry into a Material Definitive Agreement.

On May 10, 2017, MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) entered into separate exchange agreements (the “Exchange Agreements”) with certain holders (each a “Holder”; collectively the “Holders”) of $850,000 of the Company’s Series H Convertible Preferred Stock (the “Exchange Securities”), previously issued by the Company. Pursuant to the Exchange Agreements, the Holders shall exchange the Exchange Securities and relinquish any and all other rights they may have pursuant to the Exchange Securities, their respective governing agreements and certificates of designation, including any related registration rights, in exchange for an aggregate of $850,000 (485,714 shares) of the Company’s to be designated 0% Series G Convertible Preferred Stock (the “Series G Preferred Stock”), par value $0.01 per share, initially convertible into 485,714 shares of the Company’s common stock, par value $0.01 per share (the “Exchange”).

No commission or other payment was received by the Company in connection with the Exchange Agreements. The closing of the Exchange will be subject to closing on the sale of the Company’s Series G Preferred Stock. The shares of Series G Preferred Stock issuable pursuant to the Exchange Agreements will be issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) and the common stock issuable upon conversion of the Series G Preferred Stock is expected to be registered for resale under the Act.

The foregoing description of the Exchange Agreement is incomplete and is subject to, and qualified in its entirety by, the full text of the form of Exchange Agreements which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Designations, Preferences and Rights of the 0% Series H Convertible Preferred Stock*
10.1	Form of Exchange Agreement

* Filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2017 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: May 10, 2017	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer